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                                  EXHIBIT 10.9

                       FORM OF SECURITY EXCHANGE AGREEMENT

     THIS SECURITY EXCHANGE AGREEMENT (the "Agreement") is made as of October 17, 2002 by and among TTR TECHNOLOGIES, INC., a Delaware corporation ("Company") and _____ (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Holder have entered into that certain letter agreement dated as of October 17, 2002 (the "Letter Agreement") relating to the matters set forth therein, pursuant to which the Holder and the Company are entering into this Security Exchange Agreement, and

     WHEREAS, based on the foregoing, the Holder desires to exchange securities of the Company it currently owns, and the Company agrees to issue to Holder in exchange therefor shares of the Company's Common Stock, par value $0.001 (the "Common Stock"), all on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the mutual promises and consideration set forth herein, the parties hereto agree as follows.

1.   EXCHANGE AND ISSUANCE OF COMMON STOCK

     Subject to the terms and conditions of this Agreement the Company hereby issues to the Holder _________ shares of the Company's Common Stock (the "Exchanged Shares"). The consideration for the Exchanged Shares shall be as set forth in the Letter Agreement.

2.   REPRESENTATIONS OF THE HOLDER; RESTRICTIONS ON TRANSFER

     2.1 GENERAL RESTRICTION ON TRANSFER. Except for transfers otherwise permitted by this Agreement or applicable law, the Holder agrees that it will not transfer any of the Exchanged Shares.

     2.2 NOT FOR RESALE. The Holder represents that it is acquiring the Exchanged Shares for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Holder agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the Exchanged Shares unless such Transfer complies with the provisions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and the rules and regulations in effect thereunder or the securities laws of any other relevant jurisdiction (the "Securities Act"), or (ii) counsel for the Holder shall have furnished the Company with an opinion, reasonably acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.

     2.3 CERTAIN PERMITTED TRANSFERS. (i) Notwithstanding the general prohibition on Transfers contained herein, any Transfer in a private transaction which does not include a public distribution is permitted and need not require an opinion of counsel, PROVIDED, that prior to such Transfer, the transferee shall deliver to the Company a valid written undertaking to be bound by the terms of this Agreement.

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     2.4  LEGEND. The certificate evidencing the Exchanged Shares shall contain the Company's standard restrictive legend.

     2.5 The Holder acknowledges and understands that the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) of the Securities Act and the rules promulgated thereunder.

3.   MISCELLANEOUS

     3.1 BINDING EFFECT. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     3.2 AMENDMENT. This Agreement may be amended only by a written instrument signed by the parties hereto which specifically states that it is amending this Agreement.

     3.3 APPLICABLE LAW. This Agreement shall be governed by and construed under the substantive laws of the State of New York. The parties irrevocably consent to the jurisdiction of the appropriate courts of the State of Connecticut or the United District Court sitting in Hartford for all actions, disputes, controversies, differences or questions arising out of or relating to this Agreement.

     3.4 NOTICES. All notices and other communications provided herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by mail, postage prepaid, to a party's designated address or, if sent by facsimile, to its facsimile number at such address.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TTR TECHNOLOGIES, INC.

By:                                        By:
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Title:                                     Title:
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